United States

Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: October 12, 2020

(Date of Earliest Event Reported)

REALTY INCOME CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

11995 El Camino Real, San Diego, California 92130

(Address of principal executive offices)

(858) 284-5000

(Registrant’s telephone number, including area code)

N/A

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of Each Exchange On Which Registered
Common Stock, $0.01 Par Value	O	New York Stock Exchange
1.625% Notes due 2030	O30	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Christie B. Kelly as Chief Financial Officer

On October 12, 2020, the Board of Directors (the “Board”) of Realty Income Corporation (the “Company”) appointed Christie B. Kelly as Chief Financial Officer of the Company, effective as of January 19, 2021 (such date, or such other date as may be determined by the Board, the “Appointment Date”). In connection with Ms. Kelly’s appointment, Ms. Kelly will resign as a member of the Board, effective as of the Appointment Date.

In addition, in connection with Ms. Kelly’s appointment as Chief Financial Officer of the Company, the Compensation Committee of the Board (the “Committee”) approved the following compensation for Ms. Kelly as Chief Financial Officer of the Company, effective as of the Appointment Date: an annual base salary of $600,000, a target annual cash bonus of $600,000, an initial target long-term incentive plan award of $1,800,000, and a relocation allowance of $50,000. In addition, the Board approved, effective as of the Appointment Date, an amendment to Ms. Kelly’s outstanding restricted stock awards granted under the Company’s 2012 Incentive Award Plan that provides that such restricted stock awards will continue to vest and be subject to forfeiture based on Ms. Kelly’s continued employment with the Company following the Appointment Date, notwithstanding her resignation as a member of the Board.

Information about Ms. Kelly, including a biographical summary, information about positions and offices she has held with the Company, her prior compensation arrangements with the Company, and information about her business experience, may be found in the Company’s definitive proxy statement for the 2020 Annual Meeting of Stockholders on Schedule 14A filed on April 1, 2020.

Participation in Executive Severance Plan

On October 12, 2020, in connection with Ms. Kelly’s appointment as Chief Financial Officer of the Company, the Committee designated Ms. Kelly as a participant in the Company’s Executive Severance Plan (the “Severance Plan”), effective as of the Appointment Date, and Ms. Kelly and the Company entered into a participation agreement under the Severance Plan (the “Participation Agreement”), which will be effective upon the Appointment Date, in each case subject to the commencement of Ms. Kelly’s employment as Chief Financial Officer of the Company. Pursuant to the Severance Plan and the Participation Agreement, following the commencement of Ms. Kelly’s employment as Chief Financial Officer of the Company, if Ms. Kelly’s employment with the Company is terminated by the Company without “cause” or by Ms. Kelly due to a “constructive termination” (each as defined in the Severance Plan), then, subject to her execution and non-revocation of a severance agreement and general release of claims, Ms. Kelly will be entitled to receive:

•	a lump-sum cash payment in an amount equal to the product of (x) one (or, in the event of a termination within 12 months following a change in control of the Company, two), and (y) the sum of (i) Ms. Kelly’s then-current annual base salary, plus (ii) the average annual cash bonus earned by Ms. Kelly for the previous three years (or, if Ms. Kelly was not previously eligible to earn an annual cash bonus, her target annual cash bonus);

•	continued group health insurance coverage at the Company’s expense during the 12 month period (or, in the event of a termination within 12 months following a change in control of the Company, the 18 month period) following Ms. Kelly’s termination date or until Ms. Kelly becomes covered under another group health insurance plan, whichever occurs first; and

•	each outstanding and unvested time-vesting restricted stock and restricted stock unit award held by Ms. Kelly will vest in full as of her termination date, and each outstanding and unvested performance-vesting equity award held by Ms. Kelly will be treated in accordance with the terms of the applicable plan and award agreement governing such award. In addition, for purposes of any equity award held by Ms. Kelly, “Retirement” will mean her separation from service from the Company, other than as a result of her death or termination by the Company for cause, at a time when (i) the sum of Ms. Kelly’s age and consecutive years of service as an employee of the Company equals or exceeds 65, and (ii) Ms. Kelly has completed at least three consecutive years of service as an employee of the Company.

If Ms. Kelly’s employment with the Company is terminated by reason of her death or disability, then, each outstanding and unvested time-vesting restricted stock and restricted stock unit award held by Ms. Kelly will fully vest as of such termination date.

Ms. Kelly’s right to receive and retain the severance benefits payable under the Severance Plan is conditioned on her continued compliance with any restrictive covenants with respect to which she is bound and her timely return of all Company property in her possession following her termination date. The Participation Agreement contains certain restrictive covenants that will apply to Ms. Kelly, including a confidentiality covenant that extends indefinitely.

The foregoing descriptions of the Severance Plan and the Participation Agreement are not complete and are subject to and qualified in their entirety by the terms of the Severance Plan previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on January 18, 2019 and the Participation Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K, and which are incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements which are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially, including statements related to the disclosures contained herein. These risks and uncertainties include, among others, the risks and uncertainties included in the reports and other filings by the Company with the U.S. Securities and Exchange Commission, including the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020 and June 30, 2020 and in our Annual Report on Form 10-K for the year ended December 31, 2019 under the heading “Risk Factors.” The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 7.01	Regulation of FD Disclosure.

On October 13, 2020, the Company issued a press release announcing the Company’s planned appointment of Ms. Kelly as Chief Financial Officer and her resignation as director. A copy of this press release is furnished herewith as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K and the information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1	Participation Agreement to Realty Income Executive Severance Plan, dated as of October 12, 2020, by and between Realty Income Corporation and Christie B. Kelly.

99.1	Press Release issued by Realty Income Corporation dated October 13, 2020

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 13, 2020	REALTY INCOME CORPORATION

	By:	/s/ MICHAEL R. PFEIFFER
Michael R. Pfeiffer
Executive Vice President, General Counsel and Secretary